Capital disclosures	12 Months Ended
Dec. 31, 2011
Capital Disclosures [Abstract]
Capital disclosures

23. Capital disclosures

The Company’s stated objective when managing capital (comprised of the Company’s debt and shareholders’ equity) is to utilize an appropriate amount of leverage to ensure that the Company is able to carry out its strategic plans and objectives.

To carry out the Company’s strategic plans and objectives, the Company incorporates subsidiaries that hold long term debt and maintain minimum debt service coverage ratios in accordance with the project financing. The debt service coverage ratio determines the maximum debt sizing for the Windstar and Kingman projects and is effective once the projects have reached the conversion date in accordance with their applicable credit agreement.

On December 23, 2011 the Kingman construction loan facility was converted to a $16 million term loan. In accordance with the Kingman credit agreement, in order to be eligible to make distributions, the Company must maintain a debt service coverage ratio of at least 1.20 to 1.00 on each calculation date. The Company’s first calculation date being June 30, 2012, and quarterly thereafter. As at December 31, 2011, the Company has not made any distributions.

As of December 31, 2011, the Windstar project is currently under construction and has not reached the conversion date under the senior note purchase agreement. Once the Windstar project has commenced commercial operations, the Company must maintain a debt service coverage ratio of more than 1.00 to 1.00, in accordance with the senior note purchase agreement.